UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 12, 2005

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Harrison Street, 2nd Floor, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On October 12, 2005, Critical Path, Inc. (the “Company”) received a letter from the Nasdaq Stock Market that the Company had failed to comply with the Minimum Bid Price requirement under Nasdaq Marketplace Rule 4450(b)(4) and Nasdaq Marketplace Rule 4450(e)(2).

On October 18, 2005, the Company issued a press release regarding this letter and related issues. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release dated October 18, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: October 18, 2005	By	/s/ James A. Clark
	Name:	James A. Clark
	Title:	Executive Vice President and Chief Financial Officer

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